UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 7, 2009

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York  10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written  communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Company is furnishing herewith the powerpoint presentation included as Exhibit 99.1 hereto.

Item 8.01.  Other Events.

On October 7, 2009, the United States Securities and Exchange Commission (the “Commission”) declared effective NeoStem, Inc.’s (“NeoStem”) Registration Statement on Form S-4 filed with the Commission. The Registration Statement, including the joint proxy statement contained therein, is being used in connection with NeoStem's acquisition by merger (the “Merger”) of China Biopharmaceuticals Holdings, Inc. (“CBH”) into a wholly-owned subsidiary of NeoStem. The acquisition is subject to customary closing conditions, including approval by the shareholders of each company at meetings of shareholders scheduled for October 29, 2009. The full text of the press release appears as Exhibit 99.2 to this Form 8-K.

Additional Information about the Merger and Where to Find It

NeoStem recently filed a Proxy Statement/Registration Statement with the SEC with respect to the shares of NeoStem Common Stock to be issued in connection with the Merger.  Investors and security holders are advised to read the Proxy Statement/Registration Statement because it contains important information about NeoStem, CBH, the proposed Merger and other related matters.  The final Proxy Statement/Registration Statement is being sent to stockholders of NeoStem and CBH seeking their approval of the proposed transaction.  Investors and security holders may obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. The final documents are also currently available at www.vfnotice.com/chinabiopharmaceuticals_neostem/.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger.  The directors and executive officers of each of NeoStem and CBH may be deemed to be participants in the solicitation of proxies from the holders of NeoStem Common Stock in respect of the proposed transaction.  Information about the directors and executive officers of NeoStem is set forth in NeoStem’s Proxy Statement for its 2009 Annual Meeting of Stockholders filed with the SEC on April 14, 2009 and in subsequent Forms 8-K.  Investors may obtain additional information regarding the interest of NeoStem and its directors and executive officers, and CBH and its directors and executive officers in connection with the proposed Merger, by reading the Proxy Statement/Registration Statement as filed with the SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 9.01. Financial Statements and Exhibits

Exhibits

99.1	Powerpoint Presentation dated October 14, 2009

99.2	Press release issued by NeoStem, Inc. dated October 7, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:   October 13, 2009